UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 3, 2006

THE BOMBAY COMPANY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7832 (Commission File Number)	75-1475223 (I.R.S. Employer Identification No.)

550 Bailey Avenue, Fort Worth, Texas (Address of Principal Executive Offices)	76107 (Zip Code)

(817) 347-8200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The Bombay Company, Inc. (NYSE-BBA) reported today that the Company and Mr. James D. Carreker, Chairman of the Board and Chief Executive Officer, have mutually agreed to render inoperative the automatic renewal provision contained in Mr. Carreker’s employment agreement dated August 20, 2003, which would otherwise provide for the extension of the agreement for one year from June 3, 2006 to June 3, 2007. Mr. Carreker will continue to serve in his current position through the end of the contract term, and the parties remain in discussions regarding a future arrangement.

Exhibit No. Description

99	Press release dated March 3, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BOMBAY COMPANY, INC.
(Registrant)

Date: March 3, 2006                        /S/ MICHAEL J. VEITENHEIMER
Michael J. Veitenheimer,
Senior Vice President, Secretary
and General Counsel